FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account
Supplement Dated May 1, 2014
to the
Prospectus For
Individual Variable Deferred Annuity Contract
(Dated May 1, 2009)

This Supplement provides information regarding your individual variable deferred annuity contract (the "Contract") prospectus. Please read this Supplement carefully and retain it with your Contract prospectus for future reference.

On and after the date of this Supplement, Owners who are current and former insurance agents of the Company may withdraw all or a portion of their Accumulated Value from the Contract to purchase fixed annuity contracts offered bythe Company without the imposition of any surrender charge.
In that regard, this Supplement amends the following disclosures in your Prospectus.

The following replaces in its entirety the third paragraph under the "CHARGES AND DEDUCTIONS - Surrender Charge (Contingent Deferred Sales Charge)" section on page 11 of the prospectus.

We reserve the right to waive the surrender charge. (See "CHARGES AND DEDUCTIONS - Surrender Charge (Contingent Deferred Sales Charge) - Waiver of Surrender Charge.")

The following has been added as the third sentence under "CHARGES AND DEDUCTIONS - Surrender Charge (Contingent Deferred Sales Charge) - Waiver of Surrender Charge" section on page 41 of the prospectus.

Surrender charges will also be waived for partial withdrawals or surrender under the Contract by Owners who are current or former insurance agents of the Company where the proceeds are used to purchase fixed annuity contracts the Company offers.



If you have any questions regarding this Supplement, please contact our Home Office toll free at 1-800-247-4170.